SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          February 28, 2001
                                                  -----------------------------


                              ALABAMA POWER COMPANY
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                    (Exact name of registrant as specified in its charter)


       Alabama                          1-3164                  63-0004250
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)              File Number)           Identification No.)


     600 North 18th Street, Birmingham, Alabama                          35291
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     (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code           (205) 257-1000
                                                     --------------------------

              N/A
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 (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.


         (c)      Exhibits.

                   23     -    Consent of Arthur Andersen LLP.

                   99     -    Audited Financial Statements of Alabama Power
                               Company as of December 31, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ALABAMA POWER COMPANY


                                         By  /s/ Wayne Boston
                                             Wayne Boston
                                           Assistant Secretary


Date:    March 6, 2001